UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities exchange act of 1934

Date of Report (Date of earliest event reported):  June 9, 2008

CENVEO, INC.
(Exact Name of Registrant as Specified in Charter)

Colorado	1-12551	84-1250533
(State of Incorporation)	(Commission	(IRS Employer
	File Number)	Identification No.)

One Canterbury Green, 201 Broad Street, Stamford, CT	06901
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (203) 595−3000

Not Applicable
Former name or former address, if changed since last report)

Registrant’s telephone number, including area code:  (203) 595−3000

Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)

[ ]	Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))

[ ]	Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e−4(c))

Item 4.01    Change in Registrant's Certifying Accountant.
Item 9.01    Financial Statements and Exhibits.

This amendment to our Form 8-K dated June 9, 2008 is filed solely for the purpose of adding Exhibit 16.1 attached hereto.

(c)           Exhibits.

Exhibit
Number      Description

16.1     Letter from Deloitte & Touche LLP dated June 16, 2008.  Incorporated by reference to Exhibit 16.1 to the Company's Form 8-K/A filed on June 18, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 30, 2008

CENVEO, INC.

By:	/s/ Mark S. Hiltwein
Mark S. Hiltwein
Chief Financial Officer

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